SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 27, 1999


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                ------------------------------------------------
                 (State or other jurisdiction of incorporation)



        000-22609                                           84-1339282
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(Commission File Number)                       (IRS Employer Identification No.)


         700 Qwest Tower, 555 Seventeenth Street Denver, Colorado  80202
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               (Address of principal executive offices)         (Zip Code)



        Registrant's telephone number, including area code: 303-992-1400


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On October 27, 1999, the Registrant announced its financial results for the quarter ended September 30, 1999. A copy of the press release announcing the results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         On October 27, 1999, the Registrant also announced that (1) for the year ending December 31, 1999, it expects total revenue of approximately $3.8 billion to $3.9 billion, EBITDA (earnings before interest, tax, depreciation and amortization) of approximately $750 million and capital expenditure of approximately $1.8 billion to $1.9 billion, and (2) for the year ending December 31, 2000, it expects total revenue to exceed the consensus of analysts' estimates (which range from $4.6 billion to $4.7 billion) and EBITDA to be in line with such estimates (which range from $1.1 billion to $1.2 billion). This information relates to Qwest on a "stand-alone" basis. It does not give effect to Qwest's pending merger with U S WEST, Inc. or the synergies expected to be achieved from the merger.

         This  Current  Report  on  Form  8-K  contains  projections  and  other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest with the SEC, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, dependence on new product development, rapid technological and market change, failure to maintain rights of way, financial risk management and future growth subject to risks, Qwest's ability to achieve Year 2000 compliance, adverse changes in the regulatory or legislative environment, and failure to complete the merger with U S WEST timely or at all. This Current Report on Form 8-K and the attachments include or incorporate by reference analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility. Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         Exhibit 99.1    Press release of the Registrant dated October 27, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     QWEST COMMUNICATIONS INTERNATIONAL INC.



DATE:  October 27, 1999              By: /s/ ROBERT S. WOODRUFF
                                         ------------------------------
                                             Robert S. Woodruff
                                             Executive Vice President - Finance,
                                             Chief Financial Officer and
                                             Treasurer



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

                                  EXHIBIT INDEX



Exhibit 99.1          Press release of the Registrant dated October 27, 1999.




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